SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): February 7, 2001


                                   TCPI, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



       Florida                          0-25406               65-0308922
       -------                          --------              ----------
(State or other jurisdiction           (Commission           (I.R.S. Employer
 of incorporation)                      File Number)         Identification No.)


               3341 S.W. 15TH STREET
               POMPANO BEACH, FLORIDA                              33069
               -----------------------                             -----
           (Address of principal executive offices)              (Zip code)


        Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

TCPI And The Americare Companies Settle Noninvasive Glucose Monitoring
----------------------------------------------------------------------
Patent Infringement Lawsuit And All Other Litigation Matters
------------------------------------------------------------

         On February 5, 2001, the Company announced the settlement of a patent infringement lawsuit related to its noninvasive TD GLUCOSE(TM) MONITORING SYSTEM as well as all other litigation between TCPI and Americare Health Scan, Inc., its subsidiaries, affiliates and Joseph P. D'Angelo.

         The parties agreed to dismiss the various lawsuits and related counterclaims and have entered into mutual releases of all claims relating to the respective legal matters. Further, none of the parties admits any wrongdoing related to claims in the various lawsuits and associated counterclaims. Terms of the settlement agreement are not being disclosed at this time.

         Management stated that the termination of these lawsuits is a significant event and brings closure to legal matters that have been going on over the past three years. Further, management believes that ongoing development of the Company's current noninvasive glucose monitoring technology can proceed without concern of future lawsuits from the Americare companies. In addition, financial and management resources will be freed up as to continue to implement the Company's business plan.

Forward Looking Statements
--------------------------

         Information in this Form 8-K, including any information incorporated by reference herein, includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, and is subject to the safe-harbor created by such sections. The Company's actual results may differ significantly from the results discussed in such forward-looking statements.

         Statements regarding development and FDA clearance of future products, future prospects, business plans and strategies, future revenues and revenue sources, the resolution of pending litigation, future liquidity and capital resources, healthcare market directions, future acceptance of the Company's products, possible recommendations of healthcare professionals or governmental agencies regarding use of diagnostic products, possible growth in markets for at-home diagnostic testing, the possibility and timing of additional equity investments, mergers, acquisitions or other strategic transactions, as well as other statements contained in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, and similar statements are forward-looking statements. These statements are based upon assumptions and analyses made by the Company in light of current conditions, future developments and other factors the Company believes are appropriate in the circumstances, or information obtained from third parties and are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that forward-looking statements are not guarantees of future performance and that actual results might differ materially from those suggested or projected in the forward-looking statements. Factors that may cause actual future events to differ significantly from those predicted or assumed include, but are not limited to: the satisfactory conduct and completion of clinical trials demonstrating efficacy of the Company's products including TD Glucose(TM) Monitoring System and Total Cholesterol Home Screening Test; FDA and foreign regulatory clearance of the TD Glucose Monitoring System and Total Cholesterol Home Screening Test; delays in product development; risks associated with the Company's ability to successfully develop and market new products on a profitable basis or at all; the Company's ability to finance and complete the acquisition of certain assets of Roche Diagnostics GmbH, availability of labor and sufficient parts and materials to complete the design, construction and manufacturing scale-up of required equipment; ability to complete the design, construction and manufacturing scale-up on a timely basis within budget parameters; receipt of any required regulatory approvals for manufacturing equipment or related facilities; future advances in technologies and medicine; the uncertainties of healthcare reform; risks related to the early stage of the Company's existence and its products' development; the Company's ability to execute its business plans; engineering development; lead time for delivery of equipment; the Company's dependence on outside parties such as its key customers, suppliers, licensing and alliance partners; competition from major pharmaceutical, medical and diagnostic companies; risks and expense of government regulation and effects of changes in regulation (including risks associated with obtaining requisite FDA and other governmental approvals for the Company's products); the limited experience of the Company in manufacturing and marketing products; uncertainties connected with product liability exposure and insurance; risks associated with domestic and international growth and expansion; risks associated with international operations (including risk associated with international economies, currencies and business conditions); risks associated with obtaining and maintaining patents and other protections of intellectual property; risks associated with uncertainty of litigation and appeals, and the payment of judgments not reversed on appeal or otherwise; the Company's limited cash reserves and sources of liquidity, including the satisfaction of terms and conditions relating to funding, and timing and receipt of proceeds from any funding; uncertainties regarding timing and effectiveness of registration statements; uncertainties in availability of expansion capital in the future and other risks associated with capital markets, including funding of ongoing operations, risks associated with the Company's ability to negotiate and obtain additional financing, equity investments or strategic transactions on favorable terms or at all and the influence, if any, a delay in developing the Company's products, including the TD Glucose Monitoring System and Total Cholesterol Home Screening Test may have on such funding of operations and for obtaining additional financing, equity investments or strategic transactions, as well as those listed in the Company's other press releases and in its other filings with the Securities and Exchange Commission. The Company may determine to discontinue or delay the development of any or all of its products under development at any time. Moreover, the Company may not be able to successfully develop and market new products, complete planned acquisitions, enter into strategic alliances or implement any or all of its operating strategy unless it is able to generate additional liquidity and working capital. For a complete description of the Company's business, products and liquidity, see the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and subsequent quarterly reports on Form 10-Q.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 7, 2001        TCPI, INC.



                               By:  /s/ Walter V. Usinowicz, Jr.
                                   ----------------------------------
                                   Walter V. Usinowicz, Jr.
                                   Vice President of Finance and Chief
                                   Financial Officer (Chief Accounting Officer)